UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2019

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	1-34370	98-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Applewood Crescent, 2nd Floor

Vaughan

Ontario L4K 0E3

Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 532-7510

Not Applicable
(Former name or address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	WCN	New York Stock Exchange Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Waste Connections, Inc. (the “Company”) held its 2019 annual and special meeting of shareholders on May 17, 2019 (the “Meeting”).

The Company’s shareholders (the “Shareholders”) elected each of the Company’s nominees for director by the votes indicated below:

Nominee for Director:	Total Votes For:	Total Votes Withheld:	Total Broker Non-Votes:
Ronald J. Mittelstaedt	220,372,173	3,720,332	8,357,778
Edward E. “Ned” Guillet	199,824,833	24,267,672	8,357,778
Michael W. Harlan	204,794,984	19,297,521	8,357,778
Larry S. Hughes	223,946,533	145,972	8,357,778
Susan “Sue” Lee	219,734,663	4,357,842	8,357,778
William J. Razzouk	207,414,124	16,678,381	8,357,778

The Shareholders approved on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the Company’s management information circular and proxy statement in respect of the Meeting (“say on pay”), by the votes indicated below:

Total Votes For:	167,992,188
Total Votes Against:	54,353,576
Total Votes Withheld:	1,746,738
Total Broker Non-Votes:	8,357,781

The Shareholders appointed Grant Thornton LLP as the Company’s independent registered public accounting firm until the close of the Company’s 2020 Annual Meeting of Shareholders and authorized the Company’s Board of Directors to fix the auditor’s remuneration by the votes indicated below:

Total Votes For:	231,672,921
Total Votes Withheld:	777,361
Total Broker Non-Votes:	1

The Shareholders approved a special resolution empowering and authorizing the Board of Directors to fix the number of directors by the votes indicated below:

Total Votes For:	223,029,917
Total Votes Against:	1,062,587
Total Broker Non-Votes:	8,357,779

The Shareholders approved the shareholder proposal requesting that the Board of Directors disclose to shareholders, among other matters, a formal written diversity policy and report regarding the representation of women in the Company by the votes indicated below:

Total Votes For:	144,491,231
Total Votes Against:	79,601,273
Total Broker Non-Votes:	8,357,779

Item 8.01 Other Events.

On May 17, 2019, the Company issued a press release announcing that the Shareholders had elected as the Company’s directors each of the nominees listed above under Item 5.07 at the Meeting. The press release announcing the election of the directors and related matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit.

99.1	Press Release, dated May 17, 2019, issued by Waste Connections, Inc.

SIGNATURES

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

Date: May 17, 2019	BY:	/s/ Mary Anne Whitney
Mary Anne Whitney
Senior Vice President and Chief
Financial Officer